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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-79720, 33-79722, 33-79772, 33-94772, 33-94768,
333-05613, 333-05615) of HemaSure Inc. of our report dated March 20, 2001 relating to the financial statements which appears in this Amended Annual Report on Form 10-K/A.

                                          /s/  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 10, 2001